SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2003

EN POINTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

100 N. Sepulveda Blvd., 19th Floor
El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 725-5200

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

                (a)           Financial Statements of Businesses Acquired:  None.

                (b)           Pro Forma Financial Information:  None.

                (c)           Exhibits:

Exhibit Number	Description
99.1	Press release of En Pointe Technologies, Inc. dated May 6, 2003.

Item 9. Regulation FD Disclosure.

On May 6, 2003, En Pointe Technologies, Inc. issued a press release to report its financial results for the quarter ended March 31, 2003.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

All of the foregoing information is being furnished under Item 12 — Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.  Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EN POINTE TECHNOLOGIES, INC.

Date: May 6, 2003	By:	/s/ Kevin D. Ayers
Kevin D. Ayers
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequential Page No.
99.1	Press release of En Pointe Technologies, Inc. dated May 6, 2003.	5